                                                                 EXHIBIT 10.22

                              AMENDMENT AGREEMENT

     THIS AMENDMENT AGREEMENT (this "Amendment") dated as of May 29, 1996 is by and among JP FOODSERVICE DISTRIBUTORS, INC., a Delaware corporation (the "Borrower"); the lenders party hereto (the "Required Lenders"); NATIONSBANK, N.A. (as successor in interest to NationsBank of North Carolina, N.A.), a national banking association, as administrative agent and co-arranger for the Lenders hereinafter referred to (in such capacity, the "Administrative Agent"); and THE CHASE MANHATTAN BANK, a national banking association, as syndication agent and co-arranger for the Lenders (in such capacity, the "Co-Arranger").

                             W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of November 10, 1994 (the "Existing Credit Agreement") among the Borrower, the lenders party thereto (the "Lenders"), the Administrative Agent and the Co-Arranger, and the other documents and instruments executed in connection therewith (such documents and instruments, as amended from time to time, being hereinafter referred to as the "Existing Credit Documents"), the Lenders have extended commitments to make certain credit facilities available to the Borrower; and

     WHEREAS, the Borrower and the Lenders have agreed to make certain amendments to the Existing Credit Agreement.

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                    PART I
                                  DEFINITIONS

          SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

               "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

               "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

          SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

          SUBPART 2.1. Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended by:

               (i) inserting, in the alphabetically appropriate places, the following definitions:

                    "Amendment No. 1" means Amendment No. 1 to Credit
               Agreement, dated as of May 29, 1996, among the Borrower, the Required Lenders, the Administrative Agent and the Co-Arranger amending this Agreement as then in effect.

                    "Amendment No. 1 Effective Date" shall have the meaning
               assigned to such term in Amendment No. 1.

                    "Net Receivables" shall mean, on any day, in respect of
               any Permitted Receivables Financing, the outstanding balance of accounts receivable sold, transferred, pledged or otherwise subject to Liens, in each case, to or in favor of a Receivables Financier (as hereinafter defined) in connection with such Permitted Receivables Financing, excluding any accounts receivables not included in the calculation of the Receivables Financier's percentage interest in the Transferred Assets (as hereinafter defined) (it being understood that only the percentage interest shall be included in this calculation) or borrowing base (such excluded accounts receivables may include, without limiting the foregoing in any manner, any such accounts receivables (x) not meeting the eligibility criteria under such Permitted Receivables Financing, (y) exceeding the applicable concentration limits set forth for such Permitted Receivables Financing, or (z) which are or become defaulted, delinquent, charged-off or otherwise cease to be creditworthy as set forth in, and as determined in accordance with, such Permitted Receivables Financing).

                    "Permitted Receivables Financing" shall mean any
               transaction involving one or more sales, contributions or other conveyances by the Borrower and/or any Restricted Subsidiary of any accounts receivable (together with certain related property relating thereto and the right to collections thereon, being the "Transferred Assets") to a Subsidiary (including a Subsidiary which is a Restricted Subsidiary) or Affiliate of the Borrower (with respect to any such transaction, the "Receivables Financing SPC"), which Receivables Financing SPC then either (x) sells (as determined in accordance with GAAP) such Transferred Assets (or percentage interests therein) to any Person that is not a Subsidiary or Affiliate of the Borrower (with respect to any such transaction, the "Receivables Financier"), (y) borrows from such Receivables Financier and secures such borrowings by a pledge of such Transferred Assets and/or (z) otherwise finances its acquisition of such Transferred Assets and, in connection therewith, conveys an interest in such Transferred Assets to the Receivables Financier, provided that (i) such receivables financing shall not involve any recourse to the Borrower or any Restricted Subsidiary (other than the Receivables Financing
               SPC) for any reason other than (A) repurchases of non-eligible receivables, (B) indemnifications for losses (including any adjustments for dilutions), other than credit losses related to the receivables sold in such financing, and (C) payment of all costs, fees, expenses and indemnities relating to such receivables financing, (ii) such receivables financing shall not include any Guaranty by the Borrower or any Restricted Subsidiary, it being understood that payment by the Borrower or any Restricted Subsidiary of any amount of the type described in the immediately preceding clause (i) which is owing by it to the Receivables Financing SPC shall not be deemed to be a Guaranty notwithstanding that an identical amount may be owing by the Receivables Financing SPC to the Receivables Financier, (iii) in the case of any such transaction other than [THE ENTERPRISE FUNDING RECEIVABLES FINANCING], the Administrative Agent shall be reasonably satisfied with the structure of and documentation for any such transaction and that the terms of such transaction, including the discount at which receivables are sold to the Receivables Financier and any termination events, shall be (in the good faith understanding of the Administrative agent) consistent with those prevailing in the market for similar transactions involving receivables and originators of similar credit quality and a receivables pool of similar characteristics or which are otherwise reasonably acceptable to the Administrative Agent,
               (iv) the documentation for such transaction shall not be amended or modified to modify the calculation of the Net Receivables thereunder, to permit the acquisition of interests in the Transferred Assets by the Receivables Financier in excess of the Permitted Receivables Financing Over-Collateralization Amount, to change or modify any provision of the Subordinated Intercompany Revolving Note or any provision of any agreement relating to the calculation of any amount due or to become due in respect thereof, or in any other manner which is materially inconsistent with the terms and provisions of Amendment No. 1 (and/or any other amendment which deals with the requirements for a Permitted Receivables Financing) (other than, in each case, for the requirement that any such amendment or modification (or any of the relevant documents affected thereby) satisfy the requirements set forth in the immediately preceding clause (iii)) without the prior written approval of the Administrative Agent (which approval shall not be unreasonably withheld), (v) at no time in connection with any particular receivables financing shall the applicable Receivables Financier's interest in the outstanding face amount of Net Receivables sold, transferred or pledged pursuant thereto (it being understood that if such interest is a percentage interest, only that percentage thereof shall be included in this calculation) exceed 130% of the aggregate outstanding balance of all fundings, financings or purchases made by such Receivables Financier to the Receivables Financing SPC and (vi) the maximum principal amount of all fundings, financings and purchases of accounts receivables by the Receivables Financier to the Receivables Financing SPC under all such receivables financings shall not at any time exceed $50,000,000 in the aggregate.

                    "Permitted Receivables Financing Amount" shall mean at any time with respect to any Permitted Receivables Financing, the aggregate balance of all cash received by the Receivables Financing SPC from the Receivables Financier in respect of purchase proceeds or principal under such financing minus the aggregate amount of all payments received by the Receivables Financier and applied to the repayments of such amounts; it being understood and agreed that any amounts previously applied as aforesaid which are subsequently required to be repaid, disgorged or otherwise returned by the Receivables Financier shall be deemed to have never been received and applied by the Receivables Financier.

                    "Permitted Receivables Financing Over-Collateralization
               Amount" shall mean, with respect to any Permitted Receivables Financing, the excess from time to time of (x) the outstanding face amount of the Net Receivables subject to the Receivables Financier's interest in connection with such financing (it being understood that if such interest is a percentage interest only that percentage of such Net Receivables shall be included in this calculation) over (y) the Permitted Receivables Financing Amount of such Permitted Receivables Financing.

                    "Receivables Financier" shall have the meaning assigned to such term in the definition of "Permitted Receivables Financing" set forth in this Section 1.01.

                    "Receivables Financing SPC" shall have the meaning
               assigned to such term in the definition of "Permitted Receivables Financing" set forth in this Section 1.01.

                    "Subordinated Intercompany Revolving Note" shall mean,
               with respect to any Permitted Receivables Financing, any note issued by a Receivables Financing SPC in favor of the Borrower or any Restricted Subsidiary in connection therewith.

                    "Subsidiary Borrowing Base" shall mean on any day, in
               respect of any Permitted Receivables Financing the lesser of
               (a) outstanding principal amount of the Subordinated Intercompany Revolving Note on such day, and (b) (I) the Outstanding Balance (as defined in the relevant Permitted Receivables Financing documentation) of Receivables (as defined in the relevant Permitted Receivables Financing documentation, and net of the Outstanding Balance of all Receivables that are 271 or more days past invoice date or 61 or more days past due) minus (II)(A) the Net Investment (as defined in the relevant Permitted Receivables Financing documentation) at the time of such calculation plus (B) the greater of (1) the sum of any loss reserve, any dilution reserve, any discount reserve, any servicing fee reserve and any other reserve or amount (other than the Net Investment) used in calculating the numerator of the Percentage Factor (as defined in the relevant Permitted Receivables Financing documentation), each at the time of such computation and (2) the product of (x) the Outstanding Balance (as defined in the relevant Permitted Receivables Financing documentation) of Receivables at the time of such computation and (y) 12% (or such other percentage that represents the required equity of a Receivables Financing SPC pursuant to the relevant Permitted Receivables Financing documentation).

                    "Transferred Assets" shall have the meaning assigned to
               such term in the definition of "Permitted Receivables Financing" set forth in this Section 1.01.

               (ii) amending the definition of "Borrowing Base" to read in its entirety as follows:

                    "Borrowing Base" shall mean, at any time, the sum of (i)
               85% of Qualified Accounts at such time, plus (ii) 50% of Qualified Inventory at such time, plus (iii) 85% of the Subsidiary Borrowing Base at such time.

               (iii) amending subdivision (c) of the definition of "Debt" to read in its entirety as follows:

                    (c) all obligations secured by any Lien (other than a Lien deemed to exist in connection with any Permitted Receivables Financing (including any related filings of financing statements) provided that (i) for purposes of Section 8.01(c), all Permitted Receivables Financing Amounts shall be considered Debt, (ii) the Borrower or any of its Restricted Subsidiaries may consummate a Permitted Receivables Financing otherwise permitted by the terms of this Agreement notwithstanding the provisions of Section 8.02, provided that the Permitted Receivables Financing Amount in respect of such Permitted Receivables Financing shall be considered Debt in any computation otherwise required by (or by reference to Section 8.02) and (iii) for no other purpose shall any obligation incurred by the Borrower or any of its Restricted Subsidiaries pursuant to any Permitted Receivables Financing be considered Debt, and it being understood and agreed that the Permitted Receivables Financing Amount in respect of any Permitted Receivables Financing shall be deemed to be an obligation secured by Liens in connection with a Permitted Receivables Financing) on or payable out of the proceeds of production from property owned or held by such Person even though such Person has not assumed or become liable for the payment of such obligations;

               (iv) amending the definition of "Interest Expense" to read in its entirety as follows:

                    "Interest Expense" shall mean, as applied to any Person,
               for any period, the sum of the following amounts for such Person; (a) the aggregate amount of all interest accrued (whether or not actually paid) during such period on Debt (including, without limitation, (i) imputed interest on Capital Lease Obligations and (ii) all imputed interest, whether in the form of "yield," "discount" or other similar item, that accrues in respect of the Permitted Receivables Financing Amount of any Permitted Receivables Financing entered into by such Person (or by any Subsidiary of such Person or any other Person "controlled" (as such term is defined in the Securities Act of 1933 and the rules and regulations thereunder)), together with any fees payable thereunder, plus (b) amortization of debt discount and expense during such period, plus (c) all fees and commissions payable in connection with any letters of credit during such period. Unless otherwise specified, any reference to Interest Expense for any period is intended as a reference to the sum for such period of said amounts for the Borrower and its Restricted Subsidiaries on a consolidated basis after eliminating all intercompany transactions.

               (v) amending the definition of "Priority Debt Amount" to read in its entirety as follows:

               "Priority Debt Amount" shall mean, as of any date, an amount equal to the sum (without duplication) of (a) all Attributable Debt of the Borrower and its Restricted Subsidiaries as of such date, plus (b) the aggregate principal amount outstanding on such date of all Debt of the Borrower and its Restricted Subsidiaries secured by Liens (other than Liens permitted by subdivisions (a) through (j) of Section 8.03), plus the aggregate amount of all Permitted Receivables Financing Over-Collateralization Amounts, plus (c) the aggregate principal amount outstanding on such date of all Debt of Restricted Subsidiaries (exclusive of (x) Debt of any Restricted Subsidiary owing to the Borrower or a Predominantly Owned Restricted Subsidiary, (y) Debt of any Restricted Subsidiary pursuant to the Guaranty Agreement and (z) to the extent not exceeding in aggregate principal amount for all Restricted Subsidiaries the aggregate original principal amount of the Notes, Debt of any Restricted Subsidiary pursuant to the Note Guaranties).

               (vi) amending the definition of "Total Debt Ratio" to read in its entirety as follows:

               "Total Debt Ratio" shall mean, as of any date, the number obtained by dividing (a) Total Debt as of such date by (b) Operating Cash Flow for the period ("Cash Flow Period") of four consecutive fiscal quarters ended on such date or (if such date shall not be a Determination Date) most recently prior to such date; provided that
          (i) for purposes for determining the Total Debt Ratio as of any date, in computing Operating Cash Flow for any Cash Flow Period occurring in whole or in part prior to the Effective Date, it shall be assumed that all Debt of the Borrower (including, without limitation, Debt arising hereunder or under the other Credit Documents) incurred by the Borrower on the Effective Date had been incurred on, and all Debt of the Borrower retired through the application on the Effective Date of the proceeds of the initial borrowings hereunder, the Notes or the Capital Contribution had been retired immediately prior to, the first day of such Cash Flow Period and not on the Effective Date, and that all such incurred Debt, and no such retired Debt, remained outstanding during the portion of such Cash Flow Period which occurred prior to the Effective Date and (ii) in calculating the Total Debt Ratio for purposes of termination of the Applicable Margin, Total Debt shall not include any Permitted Receivables Financing Amount.

          SUBPART 2.2. Amendments to Section 8.03. Section 8.03 of the
     Existing Credit Agreement is hereby amended by (i) deleting the word
     "and" at the end of existing subdivision (i) thereof, (ii) redesignating existing subdivision (j) as subdivision (k) and amending the reference to "Section 8.03(j)" in such subdivision to "Section 8.03(k)", (iii) amending the reference to "subdivisions (a) through (j)" in the first sentence of the last paragraph of such Section 8.03 to a reference to "subdivisions
     (a) through (k)" and (iv) inserting the following new subdivision (j) immediately following existing subdivision (i) thereof:

               SECTION 8.03. Liens. The Borrower will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any character of the Borrower or any of its Restricted Subsidiaries (whether held on the date hereof or hereafter acquired) or any interest therein or any income or profits therefrom except:

               (j) Liens in favor of a Receivables Financing SPC or Receivables Financier created or deemed to exist in connection with a Permitted Receivables Financing (including any related filings of any financing statements), but only to the extent that any such Lien relates to the applicable receivables and related property (or percentage interests therein) actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction; and

          SUBPART 2.3. Amendments to Section 8.07. Section 8.07 of the Existing Credit Agreement is hereby by:

     (i)  amending subdivision (a) thereof to read in its entirety as follows:

               SECTION 8.07. Consolidation, Merger, Sale of Assets, etc. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, voluntarily liquidate or dissolve, or consolidate or merge with or into any other Person, or permit any other Person to consolidate with or merge with or into it, or participate in a share exchange with or sell, lease, transfer, contribute or otherwise dispose of any of its assets to any other Person, except that, subject in any event to compliance with the last paragraph of this Section 8.07:

                    (a) the Borrower and/or any Restricted Subsidiary may sell or otherwise dispose of its assets (i) in the ordinary course of its business as such business is permitted to be conducted in compliance with Section 8.09 and (ii) in a Permitted Receivables Financing; or

     (ii) amending the last sentence of the last paragraph thereof to read in its entirety as follows:

          Nothing contained in this Section shall permit (i) the disposition of assets consisting of Debt, stock or similar interests or other securities (or warrants, rights or options to acquire stock or other securities) of any Restricted Subsidiary unless such disposition, if subject to Section 8.06, is also permitted by Section 8.06, or (ii) the disposition of any Transferred Assets (or any interest therein) by the Borrower or any Restricted Subsidiary to any Unrestricted Subsidiary except in connection with a Permitted Receivables Financing.

          SUBPART 2.4. Amendments to Section 8.08. Subdivision (a) of Section
     8.08 of the Existing Credit Agreement is hereby amended by adding the following sentence at the end thereof:

          Nothing contained in this Section shall permit the disposition of any accounts receivable (or any interest therein) by the Borrower or any Restricted Subsidiary to any Unrestricted Subsidiary except in connection with a Permitted Receivables Financing.

          SUBPART 2.5. Amendments to Section 8.18. Section 8.18 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

               SECTION 8.18. Future Restricted Subsidiaries. The Borrower will cause each Subsidiary (other than any Subsidiary created in connection with any Permitted Receivables Financing for the sole purpose of, and whose business activities are (and at all times remain) limited to, purchasing accounts receivable (or any interests therein) from the Borrower or any of its Restricted Subsidiaries and selling, transferring or otherwise conveying such accounts receivable (or any interests therein) to the Receivables Financier for such Permitted Receivables Financing) which at any time on or following the Closing Date shall be designated or redesignated in accordance with the terms of this Agreement as a Restricted Subsidiary, not later than the time of effectiveness of such designation or redesignation, to guarantee pursuant to the Guaranty Agreement the obligations of the Borrower under this Agreement and the other Credit Documents to which the Borrower is a party. In furtherance of the above, the Borrower shall notify the Administrative Agent and the

          Lenders in accordance with Section 6.01(j) upon any Subsidiary being designated or redesignated in accordance with the terms of this Agreement as a Restricted Subsidiary and shall cause such Subsidiary
          (i) to execute a Guarantor Joinder Agreement and (ii) to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including without limitation certified corporate resolutions and other corporate documents of such Subsidiary and favorable opinions of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent.

               Notwithstanding any provision of this Agreement or the Guaranty Agreement to the contrary, in the event that any Guarantor shall cease to be a Restricted Subsidiary in accordance with the terms of this Agreement, then (1) such Guarantor, automatically and without further act on the part of the Administrative Agent or the Lenders, shall be released from its obligations under the Guaranty Agreement and (2) promptly upon the request of the Borrower, the Administrative Agent (on behalf of the Lenders) shall execute such documents and take such other action reasonably requested by the Borrower to cause such Guarantor to be released from its obligations arising under the Guaranty Agreement.

                                   PART III
                          CONDITIONS TO EFFECTIVENESS

          SUBPART 3.1. Amendment No. 1 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter, this Amendment shall be known, and may be referred to, as "Amendment No. 1."

          SUBPART 3.1.1. Execution of Counterparts of Amendment. The Administrative Agent shall have received executed counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment by each of the Borrower, the Guarantors and the Required Lenders.

          SUBPART 3.1.2. Evidence of Authority, etc. The Administrative Agent shall have received all documents (including without limitation legal opinions of counsel) it may reasonably request relating to the corporate authority and the validity of this Amendment, all in form in substance satisfactory to the Administrative Agent.

          SUBPART 3.1.3. Amendment of Note Purchase Agreements. The Administrative Agent shall have received a copy, certified by and appropriate officer of the Borrower as true and complete, of an amendment to each of the Note Purchase Agreements in substantially the form of
     Schedule 1 attached hereto.

                                    PART IV
                                 MISCELLANEOUS

          SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

          SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

          SUBPART 4.3. References in Other Credit Documents. At such time as this Amendment No. 1 shall become effective pursuant to the terms of Subpart 3.1 hereof, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 1.

          SUBPART 4.4. Representations and Warranties. The Borrower hereby represents and warrants that (i) the representations and warranties contained in Article IX of the Existing Credit Agreement (as amended by this Amendment) are correct on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (ii) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof.

          SUBPART 4.5. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses (including fees and expenses of counsel) incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


Borrower                      JP FOODSERVICE DISTRIBUTORS, INC.

                              By:
                                 -------------------------------
                              Title:

Administrative Agent          NATIONSBANK, N.A.,
                                   as Administrative Agent

                              By:
                                 -------------------------------
                              Title:

Co-Arranger                   THE CHASE MANHATTAN BANK, N.A.,
                                   as Co-Arranger

                              By:
                                 -------------------------------
                              Title:



                            [Signatures Continued]

Lenders                       NATIONSBANK, N.A.

                              By:
                                 -------------------------------
                              Title:


                              THE CHASE MANHATTAN BANK, N.A.

                              By:
                                 -------------------------------
                              Title:


                              NIPPON CREDIT BANK

                              By:
                                 -------------------------------
                              Title:


                              PNC BANK

                              By:
                                 -------------------------------
                              Title:


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:
                                 -------------------------------
                              Title:


                              US NATIONAL BANK OF OREGON

                              By:
                                 -------------------------------
                              Title:



                            [Signatures Continued]

CONSENTED AND AGREED TO BY:


SKY BROS., INC.

By:
   ----------------------------------
Title:


ILLINOIS FRUIT & PRODUCE CORP.

By:
   ----------------------------------
Title:


JPF REAL ESTATE HOLDINGS, INC.

By:
   ----------------------------------
Title:


MT FOOD SERVICE PROPERTIES, INC.

By:
   ----------------------------------
Title:


JPHC, INC.

By:
   ----------------------------------
Title:


TRANS-PORTE, INC.

By:
   ----------------------------------
Title: